EXHIBIT 10.12

                             MODIFICATION AGREEMENT

         THIS MODIFICATION AGREEMENT is entered into on October 2, 2006 by and among LAST MILE LOGISTICS GROUP, INC., a Florida corporation ("LMLG"), CHESAPEAKE LOGISTICS, LLC, a Maryland limited liability company ("CL"), and CHARLES H. DEVRIES, an individual ("DeVries").

                                    RECITALS:

         A. CL has previously issued to DeVries a Convertible Promissory Note dated September 1, 2006, a copy of which is attached as Exhibit A hereto (the "Original Note").

         B. LMLG, CL and the members of CL have entered into a Contribution Agreement dated October 2, 2006 (the "Contribution Agreement"), pursuant to which, among other things, the members of CL have contributed to the capital of LMLG all of the issued and outstanding Units of CL and the Company has issued shares of its Common Stock, par value $.0001 per share, to the members of CL.

         C. As a result of the completion of the transactions contemplated by the Contribution Agreement, CL has become a wholly-owned subsidiary of LMLG.

         D. Each of the parties desires to preserve the purposes and intents of the Original Note in light of the completion of the transactions contemplated by the Contribution Agreement.

         E. Each of the parties believes that it is in its or his best interests to enter into this Modification Agreement (the "Agreement") and desires to do so.

         NOW, THEREFORE, in consideration of the Recitals and the respective covenants and agreements of the parties set forth herein, each of the parties agrees as follows:

         1. CANCELLATION OF ORIGINAL NOTE. Simultaneously with the execution and delivery of this Agreement, DeVries is delivering the Original Note to CL marked "cancelled."

         2. AMENDED AND RESTATED NOTE. Simultaneously with the execution and delivery of this Agreement, LMLG and CL are executing and delivering to DeVries an Amended and Restated Promissory Note of even date herewith in the principal amount of One Hundred Thousand Dollars ($100,000.00) in substantially the form of Exhibit B attached hereto (the "Amended and Restated Note").

         3. WARRANTS. Simultaneously with the execution and delivery of this Agreement, LMLG is executing and delivering to DeVries Warrants in substantially the form of Exhibit C attached hereto.

         4. SUBSCRIPTION AGREEMENT AND CONFIDENTIAL PURCHASER QUESTIONNAIRE. DeVries has previously executed and delivered to CL a Subscription Agreement and Confidential Purchaser Questionnaire. DeVries represents and warrants to LMLG and CL that all of the representations and warranties made by him in the Subscription Agreement and the Confidential Purchaser Questionnaire are true, correct and complete on the date of this Agreement. DeVries agrees with LMLG and CL that will comply with all of the covenants and agreements made by him in the Subscription Agreement. DeVries acknowledges and agrees that LMLG shall rely upon and be the beneficiary of the representations, warranties, covenants, agreements and indemnities set forth in the Subscription Agreement and the Confidential Purchaser Questionnaire.

         5. GOVERNING LAW. This Agreement shall be governed by, and shall be construed and interpreted in accordance, with the laws of the State of Maryland, without giving effect to the principles of conflicts of laws thereof.

         6. ENTIRE AGREEMENT. This Agreement, together with the exhibits attached hereto, constitutes the entire agreement among the parties with respect to the subject matter hereof and supersede all prior agreements, understandings, negotiations and arrangements, both oral and written, among the parties with respect to such subject matter. This Agreement may not be amended or modified in any manner, except by a written instrument executed by all of the parties hereto.

         7. BENEFITS; BINDING EFFECT. This Agreement shall be for the benefit of, and shall be binding upon, the parties hereto and their respective heirs, personal representatives, executors, legal representatives, successors and assigns.

         8. HEADINGS. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of any or all of the provisions hereof.

         9. COUNTERPARTS. This Agreement may be executed in any number of counterparts and by the separate parties in separate counterparts, each of which shall be deemed to constitute an original and all of which shall be deemed to constitute the one and the same instrument.

         10. EFFECTIVE DATE. This Agreement shall be effective for all purposes as of October 1, 2006.

         IN WITNESS WHEREOF, each of the parties has executed and delivered this Agreement on the date first written above.

CHESAPEAKE LOGISTICS, LLC                      LAST MILE LOGISTICS GROUP, INC.

By /S/ REGINA R. FLOOD                         By /S/ REGINA R. FLOOD
   -----------------------------------------      ------------------------------
         Regina R. Flood,                               Regina R. Flood,
         Chief Executive Officer                        Chief Executive Officer




/S/ CHARLES H. DEVRIES
--------------------------------------------
         Charles H. DeVries

                                    EXHIBIT A

THIS CONVERTIBLE PROMISSORY NOTE AND THE UNITS INTO WHICH THE PRINCIPAL AMOUNT HEREOF MAY BE CONVERTED MAY NOT BE SOLD, ASSIGNED, TRANSFERRED, CONVEYED, PLEDGED, HYPOTHECATED, ENCUMBERED, OR OTHERWISE DISPOSED OF UNLESS (A) THEY ARE COVERED BY A REGISTRATION STATEMENT OR POST-EFFECTIVE AMENDMENT THERETO, EFFECTIVE UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (B) SUCH SALE, ASSIGNMENT, TRANSFER, CONVEYANCE, PLEDGE, HYPOTHECATION, ENCUMBRANCE OR OTHER DISPOSITION IS EXEMPT FROM THE PROVISIONS OF SECTION 5 OF THAT ACT AND ANY OTHER APPLICABLE SECURITIES LAWS.

                           CONVERTIBLE PROMISSORY NOTE

         FOR VALUE RECEIVED, CHESAPEAKE LOGISTICS, LLC, a Maryland limited liability company (the "Maker"), promises to pay to the order of CHARLES H. DEVRIES, an individual (the Payee"), the principal amount of One Hundred Thousand Dollars ($100,000.00), together with simple interest on the principal amount of this Convertible Promissory Note (the "Note") from time to time outstanding at the rate of nine percent (9%) per annum.

         Interest accrued on the principal amount of this Note from time to time outstanding shall be payable monthly, commencing on October 1, 2006 and continuing on the first day of each calendar month thereafter through and including March 1, 2007. The entire principal amount of this Note, together with any and all unpaid interest accrued thereon, shall be finally due and payable on March 1, 2007 (the "Maturity Date").

         PAYMENT. The principal amount of this Note and any interest accrued thereon may be prepaid in whole or in part at any time prior to the Maturity Date, without premium or penalty of any kind; provided, however, that, if any payment of all or a portion of the principal amount of this Note is to be made by the Maker prior to the Maturity Date, then the Maker shall give the Payee or other holder hereof five days prior notice of any such payment. Any amount paid to the Payee or other holder hereof shall be applied first to interest accrued to the date of such payment and then to the principal amount of this Note then outstanding.

         EVENTS OF DEFAULT. The occurrence of any one or more of the following events or conditions shall constitute an "Event of Default" under this Note:

         (a) The Maker shall fail for any reason to make any payment, whether of principal or interest, when due and payable pursuant to the provisions of this Note;

         (b) The Maker shall fail to observe or to perform any or all of its material agreements, covenants and obligations, or shall otherwise breach, violate or default under, any material agreement, note, mortgage, lease, contract, guaranty or other instrument to which it is a party or by which it or a substantial portion of its properties or assets are bound;

         (c) A final judgment shall be entered against the Maker which is not satisfied or bonded in full within sixty (60) days after the date of the entry thereof;

         (d) Any or all of the assets and properties of the Maker shall be levied upon, seized or attached;

         (e) The Maker shall (i) admit in writing its inability to pay its debts generally as they become due, (ii) file a voluntary petition under any bankruptcy, insolvency or other law for the relief or aid of debtors, (iii) make any assignment for the benefit of its creditors or (iv) enter into any composition agreement;

         (f) An involuntary petition shall be filed against the Maker under any bankruptcy, insolvency or other law for the relief or aid of debtors, which involuntary petition is not dismissed within sixty (60) days after the date of the filing thereof;

         (g) Any court of competent jurisdiction shall find that the Maker is insolvent or bankrupt;

         (h) A receiver or trustee shall be appointed for the Maker or for all or a substantial portion of its assets and properties; or

         (i) The Maker shall cease to conduct its business, adopt any plan of liquidation, liquidate or dissolve.

         REMEDIES. Upon the occurrence of any Event of Default, at the option of the Payee or other holder hereof:

         (1) all amounts outstanding hereunder, whether principal, interest or otherwise, shall become immediately due and payable;

         (2) simple interest shall accrue on the then outstanding principal amount hereof from the date of any such Event of Default to the date of payment in full of the then outstanding principal amount hereof at the highest rate of interest permitted by the laws of the State of Maryland; and

         (3) the Maker shall pay all reasonable costs and expenses of collection of this Note, including without limitation reasonable attorneys' fees, costs and expenses, paid or incurred by the Payee or other holder hereof, whether paid or incurred in connection with collection by suit or otherwise.

         CONVERSION. At any time prior to the Maturity Date, all of the outstanding principal amount of this Note may be converted on one occasion into One Million (1,000,000) Units (as such term is defined in that certain Amended and Restated Operating Agreement of the Maker dated as of January 2, 2006 [the "Operating Agreement"]). Any such conversion shall take place upon the delivery by the Payee or other holder hereof of written notice of conversion to the Maker, together with this Note marked "cancelled." The Maker shall cause the parties to the Operating Agreement promptly to execute and deliver a Second Amended and Restated Operating Agreement reflecting the ownership of Units by the Payee, and the Payee shall promptly execute and deliver such Second Amended and Restated Operating Agreement.

         WAIVERS. The Maker and each endorser of this Note severally waives demand, protest, presentment and notice of maturity, non-payment or protest and any and all requirements necessary to hold each of them liable as a maker or endorser hereof.

         The waiver by the Payee or other holder of this Note of the Maker's prompt and complete performance of, or default under, any provision of this Note shall not operate nor be construed as a waiver of any subsequent breach or default and the failure by the Payee or other holder hereof to exercise any right or remedy which he may possess hereunder shall not operate nor be construed as a bar to the exercise of any such right or remedy upon the occurrence of any subsequent breach or default.

         GOVERNING LAW. This Note shall be governed by, and shall be construed and interpreted in accordance with, the laws of the State of Maryland.

         ENTIRE AGREEMENT. This Note constitutes the entire agreement between the parties with respect to the subject matter hereof and supersedes all prior agreements, understandings, negotiations and arrangements, both oral and written, between the parties with respect to such subject matter. This Note may not be modified, amended, altered or changed unless by a written instrument executed and delivered by the Maker.

         BENEFITS; BINDING EFFECT. This Note shall be for the benefit of, and shall be binding upon, the parties hereto and their respective successors and assigns.

         HEADINGS. The headings contained in this Note are for reference purposes only and shall not affect in any way the meaning or interpretation of any or all of the provisions hereof.



                                SIGNATURE FOLLOWS

         IN WITNESS WHEREOF, the Maker, by and through its undersigned officer thereunto duly authorized, has executed and delivered this Note as of September 1, 2006.

                              CHESAPEAKE LOGISTICS, LLC

                              By /S/ REGINA R. FLOOD
                                 ----------------------------------------------
                                       Regina R. Flood, Chief Executive Officer

                                    EXHIBIT B

THIS PROMISSORY NOTE MAY NOT BE SOLD, ASSIGNED, TRANSFERRED, CONVEYED, PLEDGED, HYPOTHECATED, ENCUMBERED, OR OTHERWISE DISPOSED OF UNLESS (A) IT IS COVERED BY A REGISTRATION STATEMENT OR POST-EFFECTIVE AMENDMENT THERETO, EFFECTIVE UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (B) SUCH SALE, ASSIGNMENT, TRANSFER, CONVEYANCE, PLEDGE, HYPOTHECATION, ENCUMBRANCE OR OTHER DISPOSITION IS EXEMPT FROM THE PROVISIONS OF SECTION 5 OF THAT ACT AND ANY OTHER APPLICABLE SECURITIES LAWS.

                              AMENDED AND RESTATED
                                 PROMISSORY NOTE

         FOR VALUE RECEIVED, LAST MILE LOGISTICS GROUP, INC., a Florida corporation ("LMLG"), AND CHESAPEAKE LOGISTICS, LLC, a Maryland limited liability company ("CL"), jointly and severally promise to pay to the order of CHARLES H. DEVRIES, an individual (the Payee"), the principal amount of One Hundred Thousand Dollars ($100,000.00), together with simple interest on the principal amount of this Amended and Restated Promissory Note (the "Note") from time to time outstanding at the rate of nine percent (9%) per annum. LMLG and CL are hereinafter collectively referred to as the "Maker."

         Interest accrued on the principal amount of this Note from time to time outstanding shall be payable monthly, commencing on October 31, 2006 and continuing on the last day of each calendar month thereafter through and including June 30, 2007. The entire principal amount of this Note, together with any and all unpaid interest accrued thereon, shall be finally due and payable on June 30, 2007 (the "Maturity Date").

         PAYMENT. The principal amount of this Note and any interest accrued thereon may be prepaid in whole or in part at any time prior to the Maturity Date, without premium or penalty of any kind; provided, however, that, if any payment of all or a portion of the principal amount of this Note is to be made by the Maker prior to the Maturity Date, then the Maker shall give the Payee or other holder hereof five days prior notice of any such payment. Any amount paid to the Payee or other holder hereof shall be applied first to interest accrued to the date of such payment and then to the principal amount of this Note then outstanding.

         EVENTS OF DEFAULT. The occurrence of any one or more of the following events or conditions shall constitute an "Event of Default" under this Note:

         (a) The Maker shall fail for any reason to make any payment, whether of principal or interest, when due and payable pursuant to the provisions of this Note;

         (b) The Maker shall fail to observe or to perform any or all of its material agreements, covenants and obligations, or shall otherwise breach, violate or default under, any material agreement, note, mortgage, lease, contract, guaranty or other instrument to which it is a party or by which it or a substantial portion of its properties or assets are bound;

         (c) A final judgment shall be entered against the Maker which is not satisfied or bonded in full within sixty (60) days after the date of the entry thereof;

         (d) Any or all of the assets and properties of the Maker shall be levied upon, seized or attached;

         (e) The Maker shall (i) admit in writing its inability to pay its debts generally as they become due, (ii) file a voluntary petition under any bankruptcy, insolvency or other law for the relief or aid of debtors, (iii) make any assignment for the benefit of its creditors or (iv) enter into any composition agreement;

         (f) An involuntary petition shall be filed against the Maker under any bankruptcy, insolvency or other law for the relief or aid of debtors, which involuntary petition is not dismissed within sixty (60) days after the date of the filing thereof;

         (g) Any court of competent jurisdiction shall find that the Maker is insolvent or bankrupt;

         (h) A receiver or trustee shall be appointed for the Maker or for all or a substantial portion of its assets and properties; or

         (i) The Maker shall cease to conduct its business, adopt any plan of liquidation, liquidate or dissolve.

         REMEDIES. Upon the occurrence of any Event of Default, at the option of the Payee or other holder hereof:

         (1) all amounts outstanding hereunder, whether principal, interest or otherwise, shall become immediately due and payable;

         (2) simple interest shall accrue on the then outstanding principal amount hereof from the date of any such Event of Default to the date of payment in full of the then outstanding principal amount hereof at the highest rate of interest permitted by the laws of the State of Maryland; and

         (3) the Maker shall pay all reasonable costs and expenses of collection of this Note, including without limitation reasonable attorneys' fees, costs and expenses, paid or incurred by the Payee or other holder hereof, whether paid or incurred in connection with collection by suit or otherwise.

         WAIVERS. The Maker and each endorser of this Note severally waives demand, protest, presentment and notice of maturity, non-payment or protest and any and all requirements necessary to hold each of them liable as a maker or endorser hereof.

         The waiver by the Payee or other holder of this Note of the Maker's prompt and complete performance of, or default under, any provision of this Note shall not operate nor be construed as a waiver of any subsequent breach or default and the failure by the Payee or other holder hereof to exercise any right or remedy which he may possess hereunder shall not operate nor be construed as a bar to the exercise of any such right or remedy upon the occurrence of any subsequent breach or default.

         GOVERNING LAW. This Note shall be governed by, and shall be construed and interpreted in accordance with, the laws of the State of Maryland.

         ENTIRE AGREEMENT. This Note constitutes the entire agreement between the parties with respect to the subject matter hereof and supersedes all prior agreements, understandings, negotiations and arrangements, both oral and written, between the parties with respect to such subject matter. This Note may not be modified, amended, altered or changed unless by a written instrument executed and delivered by the Maker.

         BENEFITS; BINDING EFFECT. This Note shall be for the benefit of, and shall be binding upon, the parties hereto and their respective successors and assigns.

         HEADINGS. The headings contained in this Note are for reference purposes only and shall not affect in any way the meaning or interpretation of any or all of the provisions hereof.

         REPLACEMENT AND SUBSTITUTION. This Note is given in replacement of and in substitution for that certain Promissory Note dated September 1, 2006 made by CL to the order of the Payee.

         EFFECTIVE DATE. This Note shall be effective for all purposes as of October 1, 2006.

         IN WITNESS WHEREOF, the Maker, by and through its undersigned officer thereunto duly authorized, has executed and delivered this Note on October 2, 2006.

LAST MILE LOGISTICS GROUP, INC.             CHESAPEAKE LOGISTICS, LLC

By /S/ REGINA R. FLOOD                      By /S/ REGINA R. FLOOD
   -----------------------------               ---------------------------------
         Regina R. Flood,                          Regina R. Flood,
         Chief Executive Officer                   Chief Executive Officer

                                    EXHIBIT C

NEITHER THIS WARRANT NOR THE SHARES UNDERLYING THIS WARRANT MAY BE SOLD, ASSIGNED, TRANSFERRED, CONVEYED, PLEDGED, HYPOTHECATED, ENCUMBERED OR OTHERWISE DISPOSED OF UNLESS (A) THEY ARE COVERED BY A REGISTRATION STATEMENT OR POST-EFFECTIVE AMENDMENT THERETO, EFFECTIVE UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (B) SUCH SALE, ASSIGNMENT, TRANSFER, CONVEYANCE, PLEDGE, HYPOTHECATION, ENCUMBRANCE OR OTHER DISPOSITION IS EXEMPT FROM THE PROVISIONS OF
SECTION 5 OF THAT ACT.

                         LAST MILE LOGISTICS GROUP, INC.

              WARRANT TO PURCHASE 1,000,000 SHARES OF COMMON STOCK

         FOR VALUE RECEIVED, CHARLES H. DEVRIES, an individual, or his transferees or assigns (the "Holder"), is entitled to purchase, subject to the provisions hereof, from LAST MILE LOGISTICS GROUP, INC., a Florida corporation (the "Issuer"), One Million (1,000,000) fully paid, validly issued and non-assessable shares of common stock (the "Common Stock"), of the Issuer (the "Shares"), at an exercise price equal to Ten Cents ($0.10) per share. The right to purchase the Shares under this Warrant is exercisable, in whole or in part, at any time subsequent to the date hereof, but prior to 5:00 p.m., Eastern time, on June 30, 2007.

         The Shares deliverable upon exercise of this Warrant (including any adjusted number of Shares issuable pursuant to the provisions of this Warrant) are hereinafter sometimes referred to as "Warrant Shares" and the exercise price per Share in effect at any time and as adjusted from time to time is hereinafter sometimes referred to as the "Exercise Price." This Warrant and all warrants issued upon transfer, division or in substitution thereof are hereinafter sometimes referred to as the "Warrants."

         1.       EXERCISE OF WARRANT.

                  (a) This Warrant may be exercised by presentation and surrender to the Issuer at its principal office, or at the office of its principal stock transfer agent, with the Purchase Form annexed hereto duly executed and accompanied by payment of the Exercise Price for the Warrant Shares. Payment shall be made by wire transfer or by certified or official bank check.

                  (b) As soon as practicable after the exercise of this Warrant, and in any event within three New York Stock Exchange, Inc. trading days, the Issuer shall issue and deliver to the Holder a certificate or certificates representing the number of Shares issuable upon the exercise of this Warrant (or such lesser number as shall be indicated on the Purchase Form), registered in the name of the Holder or its designee. Such certificate(s) shall bear a restrictive legend restricting the transferability of such Shares under the Securities Act of 1933, as amended (the "Act"), in the event the Shares have not been registered under the Act pursuant to paragraph (h) below prior to their issuance.

                  (c) If this Warrant is exercised only in part, the Issuer also shall issue and deliver to the Holder a new Warrant, substantially in the form of this Warrant, covering the number of Warrant Shares which then are issuable hereunder.

                  (d) Upon receipt by the Issuer of this Warrant at its office, or by the principal stock transfer agent of the Issuer at its office, in proper form for exercise, the Holder shall as of that date deemed to be the holder of record of the number of Warrant Shares specified in the Purchase Form.

                  (e) The Issuer shall pay any and all documentary stamp or similar issue or transfer taxes payable in respect of the issue or delivery of Warrant Shares on exercise of this Warrant.

         2. RESERVATION OF SHARES. The Issuer shall at all times reserve and keep available, free from pre-emptive rights, out of its authorized but unissued capital stock, for issuance on exercise of this Warrant, such number of Shares as shall be required for issuance and delivery upon exercise of this Warrant.

         3. FRACTIONAL SHARES. No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant.

         4. TRANSFER OF WARRANT. This Warrant may be transferred in whole or in part only in accordance with the terms of the restrictive legend appearing on the first page of this Warrant.

         5. LOSS OR DESTRUCTION OF WARRANT. Upon receipt by the Issuer of evidence satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, and (in the case of loss, theft or destruction) of reasonably satisfactory indemnification, and upon surrender and cancellation of this Warrant, if mutilated, the Issuer will execute and deliver a new Warrant of like tenor and date. Any such new Warrant executed and delivered shall not constitute an additional contractual obligation on the part of the Issuer, whether or not this Warrant so lost, stolen, destroyed, or mutilated shall be at any time enforceable by anyone.

         6. RIGHTS OF THE HOLDER. The Holder shall not, by virtue hereof, be entitled to any rights of a shareholder in the Issuer, either at law or equity, and the rights of the Holder are limited to those expressed in this Warrant and are not enforceable against the Issuer except to the extent set forth herein.

         7.       ANTI-DILUTION RIGHTS.

                  (a) If at any time after the date hereof the Issuer declares or authorizes any dividend (other than a cash dividend), stock split, reverse stock split, combination, exchange of Shares, or there occurs any recapitalization, reclassification (including any consolidation or merger), sale or acquisition of property or stock, reorganization or liquidation, or if the outstanding Shares are changed into the same or a different number of Shares of the same or another class or classes of stock of the Issuer, then the Issuer shall cause effective provision to be made so that the Holder shall, upon exercise of this Warrant following such event, be entitled to receive the number of shares of stock or other securities or the cash or property of the Issuer (or of the successor corporation or other entity resulting from any consolidation or merger) to which the Warrant Shares (and any other securities) deliverable upon the exercise of this Warrant would have been entitled if this Warrant had been exercised immediately prior to the earlier of (i) such event and (ii) the record date, if any, set for determining the stockholders entitled to participate in such event, and the Exercise Price shall be adjusted appropriately so that the aggregate amount payable by the Holder hereof upon the full exercise of this Warrant remains the same. The Issuer shall not effect any recapitalization, reclassification (including any consolidation or merger) unless, upon the consummation thereof, the successor corporation or entity shall assume by written instrument the obligation to deliver to the Holder hereof the shares of stock, securities, cash or property that the holder shall be entitled to acquire in accordance with the foregoing provisions, which instrument shall contain provisions calculated to ensure for the Holder, to the greatest extent practicable, the benefits provided for in this Warrant.

                  (b) In the event the Issuer shall distribute to all of the holders of shares of the Issuer's Common Stock evidences of indebtedness or rights, options or warrants or other securities exercisable or convertible into or exchangeable for shares of the Issuer's Common Stock, the Holder shall receive the indebtedness or securities which would be receivable in such transaction by a holder or holders of the number of shares of the Issuer's Common Stock into which the Warrant, as applicable, entitled the Holder thereof to purchase immediately prior to such distribution.

                  (c) If pursuant to the provisions of this paragraph (g) the Holder would be entitled to receive shares of stock or other securities upon the exercise of this Warrant in addition to the Shares issuable upon exercise of this Warrant, then the Issuer shall at all times reserve and keep available sufficient shares of other securities to permit the Issuer to issue such additional shares or other securities upon the exercise of this Warrant.

                  (d) The Issuer shall at any time if so requested by the Holder furnish a written summary of all adjustments made pursuant to this paragraph (g) promptly following any such request.

         9. SURVIVAL. Any obligation of the Issuer under this Warrant, the complete performance of which may require performance beyond the term of this Warrant, shall survive the expiration of such term.

         10. AMENDMENTS AND WAIVERS. The respective rights and obligations of the Issuer and the Holder may be modified or waived only by a writing executed by the party against whom the amendment or waiver is to be enforced.

         11. GOVERNING LAW. This Warrant shall be governed by, and shall be construed and interpreted in accordance, with the laws of the State of Florida, without giving effect to the principles of conflicts of laws thereof.

         12. ENTIRE AGREEMENT. This Agreement, together with the exhibits attached hereto, constitutes the entire agreement between the parties with respect to the subject matter hereof and supersede all prior agreements, understandings, negotiations and arrangements, both oral and written, between the parties with respect to such subject matter.

         13. BENEFITS; BINDING EFFECT. This Warrant shall be for the benefit of, and shall be binding upon, the parties hereto and their respective heirs, personal representatives, executors, legal representatives, successors and assigns.

         14. HEADINGS. The headings contained in this Warrant are for reference purposes only and shall not affect in any way the meaning or interpretation of any or all of the provisions hereof.

         15. EFFECTIVE DATE. This Agreement shall be effective for all purposes as of October 1, 2006.

         IN WITNESS WHEREOF, the Issuer has caused this Warrant to be executed and delivered by its undersigned officer thereunto duly authorized on October 2, 2006.

                                               LAST MILE LOGISTICS GROUP, INC.


                                               By: /S/ REGINA R. FLOOD
                                                       -------------------------
                                                       Regina R. Flood,
                                                       Chief Executive Officer

                                  PURCHASE FORM

         The undersigned hereby irrevocably elects to exercise the within Warrant as to ________ Shares and hereby makes payment of $________ in payment of the actual exercise price thereof.

INSTRUCTIONS FOR REGISTRATION OF COMMON STOCK:


Name: ________________________________________________________
         (Please typewrite or print in block letters)


Address: _____________________________________________________


______________________________________________________________



Signature: ___________________________________________________


MEDALLION SIGNATURE GUARANTY:

                                 ASSIGNMENT FORM

         FOR VALUE RECEIVED, ___________________ hereby sells, assigns and transfer unto


Name: __________________________________________________________________________
         (Please typewrite or print in block letters)


Address: _______________________________________________________________________


the right to purchase Shares represented by this Warrant to the extent of ____________Shares as to which such right is exercisable and does hereby irrevocably constitute and appoint _________ Attorney, to transfer the same on the books of the Issuer with full power of substitution in the premises.

Dated: _________________



Signature: _______________________________________


MEDALLION SIGNATURE GUARANTY: